UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                     __________________________________

                                 FORM 8-K

                              Current Report
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):   February 9, 2005


                     HEADLINERS ENTERTAINMENT GROUP, INC.
          ------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)


     Delaware                     0-33145                 84-1195628
 -----------------------------------------------------------------------------
 (State of Incorporation)      (Commission File         (IRS Employer
                                Number)                  Identification No.)


                  501 Bloomfield Avenue, Montclair, NJ 07042
                  ------------------------------------------
                   (Address of principal executive offices)

                               (973) 233-1233
                       -----------------------------
                       Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 3.02 Unregistered Sale of Equity Securities

Item 5.01 Changes in Control of Registrant

     On February 9, 2005 Headliners' Board of Directors agreed to issue 90,000,000 shares of Headliners common stock to The Rodriguez Family Trust and 75,000,000 shares of Headliners common stock to The Margolies Family Trust. The issuance was made in consideration of the services of Eduardo Rodriguez and Michael Margolies as officers and directors, and the agreement of the two Trusts to surrender the warrants to purchase 165,000,000 common shares that were issued to them in May 2004.

     As a result of the issuance, the Trusts now own the following interests in Headliners:

                                             Percentage
Shareholder                   Shares         of Outstanding
--------------------------------------------------------------------
The Rodriguez Family Trust    90,000,000           24.9%
The Margolies Family Trust    75,000,000           20.8%


                                  EXHIBITS

     None.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HEADLINERS ENTERTAINMENT GROUP, INC.


Dated: February 10, 2005          By:/s/ Eduardo Rodriguez
                                  -------------------------------
                                  Eduardo Rodriguez
                                  Chief Executive Officer